Exhibit 21.1

ALBERTSONS COMPANIES, INC.

SCHEDULE OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries and includes all subsidiaries deemed significant. The jurisdiction of each company is listed in parentheses. Thirty-nine (39) companies are not listed because they are not actively conducting business, they are maintained solely for the purpose of holding licenses, they hold no assets or because they are less than majority owned.

Albertson’s Stores Sub Holdings LLC and its subsidiary: (DE)
AB Acquisition LLC and its subsidiary: (DE)
Albertson’s Stores Sub LLC (DE)
AB Management Services Corp. (DE)
Albertson’s LLC and its subsidiaries: (DE)
ABS Real Estate Holdings LLC and its subsidiaries: (DE)
ABS Mezzanine III LLC and its subsidiaries: (DE)
ABS CA-GL LLC (DE)
ABS CA-O DC1 LLC (DE)
ABS CA-O DC2 LLC (DE)
ABS CA-O LLC (DE)
ABS ID-GL LLC (DE)
ABS ID-O DC LLC (DE)
ABS ID-O LLC and its subsidiary: (DE)
Warm Springs Development, LLC and its subsidiary: (ID)
Warm Springs & 10th LLC (ID)
ABS MT-GL LLC (DE)
ABS MT-O LLC (DE)
ABS NV-GL LLC (DE)
ABS NV-O LLC (DE)
ABS OR-GL LLC (DE)
ABS OR-O DC LLC (DE)
ABS OR-O LLC (DE)
ABS Surplus-O LLC (DE)
ABS UT-GL LLC (DE)
ABS UT-O DC LLC (DE)
ABS UT-O LLC (DE)
ABS WA-GL LLC (DE)
ABS WA-O LLC (DE)
ABS WY-GL LLC (DE)
ABS WY-O LLC (DE)
ABS Real Estate Company LLC (DE)
ABS Real Estate Investor Holdings LLC and its subsidiary: (DE)
ABS Mezzanine I LLC and its subsidiaries: (DE)
ABS DFW Investor LLC and its subsidiary: (DE)

SCHEDULE OF SUBSIDIARIES, Continued

ABS DFW Lease Investor LLC (DE)
ABS FLA Investor LLC and its subsidiary: (DE)
ABS FLA Lease Investor LLC (DE)
ABS Realty Investor LLC (DE)
ABS RM Investor LLC and its subsidiary: (DE)
ABS RM Lease Investor LLC (DE)
ABS SW Investor LLC and its subsidiary: (DE)
ABS SW Lease Investor LLC (DE)
ABS TX Investor GP LLC (DE)
ABS TX Investor LP and its subsidiaries: (TX)
ABS TX Lease Investor GP LLC (DE)
ABS TX Lease Investor LP (TX)
ASP SW Investor LLC (DE)
ASR TX Investor GP LLC (DE)
ASR TX Investor LP and its subsidiary: (TX)
ASR Lease Investor LLC (DE)
ABS Real Estate Owner Holdings LLC and its subsidiary: (DE)
ABS Mezzanine II LLC and its subsidiaries: (DE)
ABS DFW Owner LLC and its subsidiary: (DE)
ABS DFW Lease Owner LLC (DE)
ABS FLA Owner LLC and its subsidiary: (DE)
ABS FLA Lease Owner LLC (DE)
ABS RM Owner LLC and its subsidiary: (DE)
ABS RM Lease Owner LLC (DE)
ABS SW Owner LLC and its subsidiaries: (DE)
ABS NoCal Lease Owner LLC (DE)
ABS SW Lease Owner LLC (DE)
ASP NoCal Lease Owner LLC (DE)
Lucky (Del) Lease Owner LLC (DE)
ABS TX Owner GP LLC (DE)
ABS TX Owner LP and its subsidiaries: (TX)
ABS TX Lease Owner GP LLC (DE)
ABS TX Lease Owner LP (TX)
ASP SW Owner LLC and its subsidiary: (DE)
ASP SW Lease Owner LLC (DE)
ASR Owner LLC and its subsidiary: (DE)
ASR TX Lease Owner GP LLC (TX)
ASR TX Lease Owner LP (TX)
EXT Owner LLC and its subsidiary: (DE)
EXT Lease Owner LLC (DE)
NHI TX Owner GP LLC (DE)
NHI TX Owner LP and its subsidiaries: (TX)
NHI TX Lease Owner GP LLC (TX)
NHI TX Lease Owner LP (TX)
Albertson’s Liquors, Inc. (WY)
American Food and Drug LLC and its subsidiaries: (DE)

SCHEDULE OF SUBSIDIARIES, Continued

American Stores Properties LLC (DE)
Jewel Osco Southwest LLC (IL)
Sunrich Mercantile LLC (CA)
American Stores Realty Company, LLC (DE)
Fresh Holdings LLC and its subsidiary: (DE)
Extreme LLC and its subsidiaries: (DE)
Newco Investments, LLC (DE)
NHI Investment Partners, LP (DE)
Good Spirits LLC (TX)
Malin Acquisitions, LLC (DE)
Spirit Acquisition Holdings LLC and its subsidiary: (DE)
United Supermarkets, L.L.C. and its subsidiary: (TX)
LLano Logistics, Inc. (DE)
Ink Holdings, LLC (DE)
Safeway Inc. and its subsidiaries: (DE)
Better Living Brands LLC (DE)
Casa Ley Services, Inc. (DE)
Cayam Energy, LLC (DE)
DineInFresh, Inc. (DE)
Divario Ventures LLC (DE)
Dominick’s Supermarkets, LLC and its subsidiary: (DE)
Dominick’s Finer Foods, LLC and its subsidiary: (DE)
Dominick’s Finer Foods, Inc. of Illinois (IL)
Eureka Land Management LLC and its subsidiary: (WA)
Eureka Development LLC (WA)
GFM Holdings I, Inc. and its subsidiary: (DE)
GFM Holdings LLC and its subsidiary: (DE)
Genuardi’s Family Markets LP (DE)
JA Procurement LLC (DE)
Lehua Insurance Company, Inc. (HI)
Lucerne Foods, Inc. and its subsidiaries: (DE)
Eating Right LLC (DE)
Lucerne Dairy Products LLC (DE)
Lucerne North America LLC (DE)
O Organics LLC (DE)
Milford Insurance Brokerage Services, Inc. (DE)
Milford Insurance (Bermuda) Ltd.
NAI Holdings GP LLC (DE)
New Albertsons L.P. and its subsidiaries: (DE)
ABS Finance Co., Inc. (DE)
Albertsons Companies Specialty Care, LLC (DE)
American Stores Company, LLC and its subsidiaries: (DE)
American Drug Stores LLC and its subsidiary: (DE)
American Partners, L.P. (IN)
American Procurement and Logistics Company LLC and its subsidiary:
(DE)

SCHEDULE OF SUBSIDIARIES, Continued

APLC Procurement, Inc. (UT)
ASC Media Services, Inc. and its subsidiary: (UT)
U.S. Satellite Corporation (UT)
ASP Realty, LLC (DE)
Beryl American Corporation (VT)
Jewel Companies, Inc. and its subsidiaries: (DE)
Acme Markets, Inc. and its subsidiary: (DE)
Giant of Salisbury, Inc. (MD)
Jewel Food Stores, Inc. and its subsidiary: (OH)
Jetco Properties, Inc. (DE)
Lucky Stores LLC (OH)
Scolari’s Stores LLC (CA)
Medcart Specialty Care, LLC (DE)
NAI Saturn Eastern LLC and its subsidiary: (DE)
Collington Services LLC (DE)
SSM Holdings Company and its subsidiary: (DE)
Shaw’s Supermarkets, Inc. and its subsidiaries: (MA)
28 Pond Street Realty, LLC (NH)
300 Main Street Realty, LLC (NH)
360 Chauncy Street Realty Trust (MA)
675 Randolph Realty Trust (MA)
693 Randolph Avenue LLC (MA)
739 Realty Trust (MA)
861 Edgell Road LLC (MA)
99 Water Street LLC (MA)
Adrian Realty Trust (MA)
Border Street Realty Trust (MA)
BP Realty, LLC (MA)
CH Project LLC (MA)
Clifford W. Perham, Inc. (ME)
Gorham Markets, LLC (NH)
Hayward Street Investment Trust and its subsidiary: (MA)
DLS Realty Trust (MA)
Heath Street, LLC (MA)
HNHP Realty, LLC (NH)
K&J Realty Trust (MA)
Keene Realty Trust (NH)
LRT Realty Trust (MA)
Mashpee Realty LLC (MA)
Michael’s Realty Trust and its subsidiary: (MA)
EP Realty LLC (MA)
Milford Realty LLC (MA)
MK Investments LLC (MA)
PNHP Realty LLC (NH)
Shaw’s Realty Co. and its subsidiary: (ME)
Arles, LLC (NH)

SCHEDULE OF SUBSIDIARIES, Continued

Shaw’s Realty Trust and its subsidiary: (MA)
Galway Realty Trust (MA)
SNH Realty, LLC (MA)
SRA REALTY LLC (MA)
Star Markets Holdings, Inc. and its subsidiary: (MA)
Star Markets Company, Inc. (MA)
WP Properties, LLC (RI)
Wildcat Acquisition Holdings LLC and its subsidiary: (DE)
Vons REIT, Inc. and its subsidiary: (DE)
Wildcat Markets Opco LLC (DE)
Oakland Property Brokerage Inc. (DE)
Pak ’N Save, Inc. (CA)
Paradise Development LLC and its subsidiaries: (WA)
Paradise Real Property LLC and its subsidiary: (WA)
Boulder Investco LLC (DE)
Randall’s Holdings, Inc. and its subsidiaries: (DE)
Randall’s Finance Company, Inc. (DE)
Randall’s Food Markets, Inc. and its subsidiary: (DE)
Randall’s Food & Drugs LP and its subsidiary: (DE)
Randall’s Management Company, Inc. and its subsidiary: (DE)
Randall’s Beverage Company, Inc. (TX)
Randall’s Investments, Inc. (DE)
Safeway #0638 Exchange, LLC (OR)
Safeway Australia Holdings, Inc. (DE)
Safeway Canada Holdings, Inc. and its subsidiary: (DE)
Safeway New Canada, Inc. and its subsidiary: (DE)
CSL IT Services ULC (formerly Canada Safeway Limited) and its subsidiaries: (British Columbia)
0984093 B.C. Unlimited Liability Company (British Columbia)
0984354 B.C. Unlimited Liability Company (formerly Canada
Safeway Liquor Stores ULC) (British Columbia)
Safeway Corporate, Inc. and its subsidiaries: (DE)
Safeway Stores 67, Inc. (DE)
Safeway Stores 68, Inc. (DE)
Safeway Stores 69, Inc. (DE)
Safeway Stores 70, Inc. (DE)
Safeway Dallas, Inc. and its subsidiaries: (DE)
Avia Partners, Inc. (DE)
Safeway Stores 78, Inc. (DE)
Safeway Stores 79, Inc. (DE)
Safeway Stores 80, Inc. (DE)
Safeway Stores 82, Inc. (DE)
Safeway Stores 85, Inc. (DE)
Safeway Stores 86, Inc. (DE)
Safeway Stores 87, Inc. (DE)
Safeway Stores 88, Inc. (DE)

SCHEDULE OF SUBSIDIARIES, Continued

Safeway Stores 89, Inc. (DE)
Safeway Stores 90, Inc. (DE)
Safeway Stores 91, Inc. (DE)
Safeway Stores 92, Inc. (DE)
Safeway Stores 96, Inc. (DE)
Safeway Stores 97, Inc. (DE)
Safeway Stores 98, Inc. (DE)
Safeway Denver, Inc. and its subsidiaries: (DE)
Safeway Stores 44, Inc. (DE)
Safeway Stores 45, Inc. (DE)
Safeway Stores 46, Inc. (DE)
Safeway Stores 47, Inc. (DE)
Safeway Stores 48, Inc. (DE)
Safeway Stores 49, Inc. (DE)
Safeway Stores 50, Inc. (DE)
Safeway Gift Cards, LLC (AZ)
Safeway Holdings I, LLC and its subsidiary: (DE)
GroceryWorks.com, LLC and its subsidiary: (DE)
GroceryWorks.com Operating Company, LLC (DE)
Safeway Leasing, Inc. (DE)
Safeway Philtech Holdings, Inc. and its subsidiary: (DE)
Safeway Philtech Inc. (Philippines)
Safeway Realty LLC and its subsidiary: (DE)
ACI Real Estate Holding I Company LLC and its subsidiary: (DE)
ACI Real Estate Holding II Company LLC and its subsidiary: (DE)
ACI Real Estate Company LLC and its subsidiaries: (DE)
ACI Real Estate SPE 101, LLC (DE)
ACI Real Estate SPE 102, LLC (DE)
ACI Real Estate SPE 103, LLC (DE)
ACI Real Estate SPE 104, LLC (DE)
ACI Real Estate SPE 105, LLC (DE)
ACI Real Estate SPE 106, LLC (DE)
ACI Real Estate SPE 107, LLC (DE)
ACI Real Estate SPE 108, LLC (DE)
ACI Real Estate SPE 109, LLC (DE)
ACI Real Estate SPE 110, LLC (DE)
ACI Real Estate SPE 111, LLC (DE)
ACI Real Estate SPE 112, LLC (DE)
ACI Real Estate SPE 113, LLC (DE)
ACI Real Estate SPE 114, LLC (DE)
ACI Real Estate SPE 115, LLC (DE)
ACI Real Estate SPE 116, LLC (DE)
ACI Real Estate SPE 117, LLC (DE)
ACI Real Estate SPE 118, LLC (DE)
ACI Real Estate SPE 119, LLC (DE)
ACI Real Estate SPE 120, LLC (DE)

SCHEDULE OF SUBSIDIARIES, Continued

ACI Real Estate SPE 121, LLC (DE)
ACI Real Estate SPE 122, LLC (DE)
ACI Real Estate SPE 123, LLC (DE)
ACI Real Estate SPE 124, LLC (DE)
ACI Real Estate SPE 125, LLC (DE)
ACI Real Estate SPE 126, LLC (DE)
ACI Real Estate SPE 127, LLC (DE)
ACI Real Estate SPE 128, LLC (DE)
ACI Real Estate SPE 129, LLC (DE)
ACI Real Estate SPE 130, LLC (DE)
ACI Real Estate SPE 131, LLC (DE)
ACI Real Estate SPE 132, LLC (DE)
ACI Real Estate SPE 133, LLC (DE)
ACI Real Estate SPE 134, LLC (DE)
ACI Real Estate SPE 135, LLC (DE)
ACI Real Estate SPE 136, LLC (DE)
ACI Real Estate SPE 137, LLC (DE)
ACI Real Estate SPE 138, LLC (DE)
ACI Real Estate SPE 139, LLC (DE)
ACI Real Estate SPE 140, LLC (DE)
ACI Real Estate SPE 141, LLC (DE)
ACI Real Estate SPE 142, LLC (DE)
ACI Real Estate SPE 143, LLC (DE)
ACI Real Estate SPE 144, LLC (DE)
ACI Real Estate SPE 145, LLC (DE)
ACI Real Estate SPE 146, LLC (DE)
ACI Real Estate SPE 147, LLC (DE)
ACI Real Estate SPE 148, LLC (DE)
ACI Real Estate SPE 149, LLC (DE)
ACI Real Estate SPE 150, LLC (DE)
ACI Real Estate SPE 151, LLC (DE)
ACI Real Estate SPE 152, LLC (DE)
ACI Real Estate SPE 153, LLC (DE)
ACI Real Estate SPE 154, LLC (DE)
ACI Real Estate SPE 155, LLC (DE)
ACI Real Estate SPE 156, LLC (DE)
ACI Real Estate SPE 157, LLC (DE)
ACI Real Estate SPE 158, LLC (DE)
ACI Real Estate SPE 159, LLC (DE)
ACI Real Estate SPE 160, LLC (DE)
ACI Real Estate SPE 161, LLC (DE)
ACI Real Estate SPE 162, LLC (DE)
ACI Real Estate SPE 163, LLC (DE)
ACI Real Estate SPE 164, LLC (DE)
ACI Real Estate SPE 165, LLC (DE)
ACI Real Estate SPE 166, LLC (DE)

SCHEDULE OF SUBSIDIARIES, Continued

ACI Real Estate SPE 167, LLC (DE)
ACI Real Estate SPE 168, LLC (DE)
ACI Real Estate SPE 169, LLC (DE)
ACI Real Estate SPE 170, LLC (DE)
ACI Real Estate SPE 171, LLC (DE)
Safeway Richmond, Inc. and its subsidiary: (DE)
Safeway Stores 58, Inc. and its subsidiary: (DE)
Safelease, Inc. (DE)
Safeway Select Gift Source, Inc. (DE)
Safeway Southern California, Inc. and its subsidiaries: (DE)
Safeway Stores 18, Inc. (DE)
Safeway Stores 26, Inc. (DE)
Safeway Stores 28, Inc. (DE)
Safeway Stores 31, Inc. (DE)
The Vons Companies, Inc. and its subsidiary: (MI)
Vons Sherman Oaks, LLC (OR)
Safeway Stores 42, Inc. (DE)
Safeway Stores 43, Inc. (DE)
Safeway Supply, Inc. and its subsidiaries: (DE)
Consolidated Procurement Services, Inc. (DE)
Safeway Stores 71, Inc. (DE)
Safeway Stores 72, Inc. (DE)
Safeway Stores 73, Inc. (DE)
Safeway Stores 74, Inc. (DE)
Safeway Stores 75, Inc. (DE)
Safeway Stores 76, Inc. (DE)
Safeway Stores 77, Inc. (DE)
Safeway Trucking, Inc. (DE)
Saturn Development I, Inc. (DE)
Saturn Development LLC (DE)
SRG, Inc. (DE)
SSI – AK Holdings, Inc. and its subsidiary: (DE)
Carr-Gottstein Foods Co. and its subsidiaries: (DE)
AOL Express, Inc. (AK)
APR Forwarders, Inc. (AK)
Stoneridge Holdings, LLC and its subsidiary: (DE)
Safeway Health Inc. (DE)
Taylor Properties, Inc. (DE)